UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2024

PLUM ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40677	98-1581691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2021 Fillmore St. #2089

San Francisco, CA 94115

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (929) 529-7125

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares included as part of the Units, par value $0.0001 per share	PLMJ	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PLMJW	The Nasdaq Stock Market LLC

Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant to acquire one Class A ordinary share	PLMJU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Business Combination Agreement

On August 22, 2024, Plum Acquisition Corp. III, a Cayman Islands exempted company (“Plum”), Plum III Amalco Corp., a corporation formed under the Laws of the Province of British Columbia and a direct, wholly owned Subsidiary of Plum (“Amalco”), Plum III Merger Corp., a corporation formed under the Laws of the Province of British Columbia (“Pubco”), and Tactical Resources Corp., a corporation formed under the Laws of the Province of British Columbia (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Business Combination Agreement.

The Business Combination Agreement and the transactions contemplated thereby (the “Transactions”) were unanimously approved by Plum’s board of directors and by the disinterested members of the Company’s board of directors based upon a unanimous recommendation of a special committee of independent directors. The Transactions were also unanimously approved by the boards of directors of each of Pubco and Amalco.

The Business Combination

Subject to its terms and conditions, the Business Combination Agreement provides that (a) Plum shall change its jurisdiction of incorporation by transfer by way of continuation from the Cayman Islands to the Province of British Columbia, Canada (the “Domestication”); (b) following the Domestication and at the closing of the Transactions (the “Closing”), Plum and Pubco shall amalgamate pursuant to a Plan of Arrangement under the Business Corporations Act of British Columbia (“BCBCA”) to form one corporate entity, except that the legal existence of Pubco will not cease and Pubco will survive the amalgamation (the “SPAC Amalgamation”); and (c) immediately following the SPAC Amalgamation , the Company and Amalco shall amalgamate (the “Company Amalgamation” and, together with the SPAC Amalgamation, the “Amalgamations”) pursuant to a Plan of Arrangement under the BCBCA, except that the legal existence of the Company will not cease and the Company will survive the amalgamation as a direct, wholly owned subsidiary of Pubco.

The Amalgamations and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.” Pubco intends to file a combined Proxy/Registration Statement with the Securities and Exchange Commission (“SEC”) for the purpose of obtaining the approval of Plum’s shareholders for the Business Combination and registration under the Securities Act of the Arrangement Consideration Shares (as defined below) as promptly as reasonably practicable, and as promptly as practical after such Proxy/Registration Statement is declared effective by the SEC, the Company shall prepare a Company Information Circular for the purpose of obtaining the approval of the Company’s shareholders for the Business Combination. It is currently anticipated that the Business Combination will close in the fourth quarter of 2024, following the receipt of the required approval by Plum’s shareholders and the Company’s shareholders and subject to the fulfillment or waiver of certain other customary closing conditions.

Business Combination Consideration

Pursuant to the Business Combination Agreement and the Plan of Arrangement, at the effective time of the SPAC Amalgamation (the “SPAC Amalgamation Effective Time”), (A) each SPAC Ordinary Unit that is outstanding immediately prior to the SPAC Amalgamation Effective Time shall be automatically divided, and the holder thereof shall be deemed to hold one SPAC Class A Share and one-third of one SPAC Warrant in accordance with the terms of the applicable SPAC Ordinary Unit, and (B) each SPAC Class B Unit that is outstanding immediately prior to the SPAC Amalgamation Effective Time shall be automatically divided, and the holder thereof shall be deemed to hold one SPAC Class B Share and one-third of one SPAC Class B Warrant in accordance with the terms of the applicable SPAC Class B Unit.

Pursuant to the Business Combination Agreement and the Plan of Arrangement, at the SPAC Amalgamation Effective Time and immediately following the division of each SPAC Unit, each SPAC Share that is issued and outstanding immediately prior to the SPAC Amalgamation Effective Time (other than any Cancelled SPAC Shares) shall automatically be cancelled and shall cease to exist in exchange for the right to receive one validly issued, fully paid and nonassessable Pubco Common Share, and each such SPAC Share shall no longer be outstanding, shall automatically be cancelled and retired and shall cease to exist.

Pursuant to the Business Combination Agreement and the Plan of Arrangement, at the SPAC Amalgamation Effective Time and immediately following the division of each SPAC Unit and the exchange of the SPAC Shares, each SPAC Warrant that remains outstanding and unexercised immediately prior to the SPAC Amalgamation Effective Time (and which is not automatically and fully exercised in accordance with its terms prior to the SPAC Amalgamation Effective Time) shall automatically be converted into a warrant to purchase a number of Pubco Common Shares determined in accordance with the terms of such SPAC Warrant, and the holder thereof shall cease to have any other rights in and to SPAC with respect to such SPAC Warrant.

Prior to the Domestication, pursuant to Plum’s Second Amended and Restated Articles of Association (the “Articles”), each Plum Class A ordinary share issued and outstanding with respect to which a shareholder of Plum has validly elected to effect a redemption of such share shall be redeemed, and the holder thereof shall be entitled to receive from Plum in respect of such SPAC Class A ordinary share an amount in cash in accordance with the Plum’s Articles, and Plum shall make such cash payments as promptly as reasonably practicable.

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Company Amalgamation (the “Company Amalgamation Effective Time”), each common share of the Company (the “Company Common Shares”) that is issued and outstanding immediately prior to the Company Amalgamation Effective Time (other than any Cancelled Company Shares or Dissenting Shares) shall automatically be exchanged for the right to receive, in accordance with the Business Combination Agreement and the Plan of Arrangement, a number of validly issued, fully paid and nonassessable Pubco Common Shares equal to the Company Exchange Ratio (the aggregate of all such Pubco Common Shares, the “Arrangement Consideration Shares”). Any Arrangement Consideration Shares exchanged for Company Common Shares which were, immediately prior to the Company Amalgamation Effective Time, subject to any vesting or forfeiture terms shall continue to be governed by such terms from and after the Company Amalgamation Effective Time.

Pursuant to the Business Combination Agreement and the Plan of Arrangement, at the Company Amalgamation Effective Time, each Company Option that is outstanding immediately prior to the Company Amalgamation Effective Time will be assumed by Pubco and converted into an option to purchase Pubco Common Shares (each, a “Converted Company Option”). Each Converted Company Option shall have and be subject to the same terms and conditions as were applicable to the corresponding former Company Option, except that (A) each Converted Company Option shall be exercisable for that number of Pubco Common Shares equal to the product of (1) the number of Company Common Shares subject to the corresponding former Company Option and (2) the Company Exchange Ratio, rounded down to the nearest whole Pubco Common Share, and (B) the per share exercise price for each Pubco Common Share issuable upon exercise of the Converted Company Option shall be equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (1) the exercise price per Company Common Share of the corresponding former Company Option by (2) the Company Exchange Ratio.

Pursuant to the Business Combination Agreement and the Plan of Arrangement, at the Company Amalgamation Effective Time, each Company RSU that is outstanding immediately prior to the Company Amalgamation Effective Time will be assumed by Pubco and converted into a restricted stock unit in respect of Pubco Common Shares (each, a “Converted Company RSU”). Each Converted Company RSU shall have and be subject to the same terms and conditions (including vesting, forfeiture and acceleration terms) as were applicable to the corresponding former Company RSU (subject to the Company RSU Vesting Acceleration), except that such Converted Company RSU shall be in respect of a number of Pubco Common Shares equal to the product of (A) the number of Company Common Shares subject to the corresponding former Company RSU and (B) the Company Exchange Ratio.

Pursuant to the Business Combination Agreement and the Plan of Arrangement, at the Company Amalgamation Effective Time, each Company Warrant that remains outstanding and unexercised immediately prior to the Company Amalgamation Effective Time (and which is not automatically and fully exercised in accordance with its terms) shall automatically be converted into a warrant to purchase Pubco Common Shares (each, a “Pubco Assumed Company Warrant”) determined in accordance with the terms of the Company Warrant Agreement and the Company Supplemental Indenture, and the holder thereof shall cease to have any other rights in and to the Company with respect to such Company Warrant. Each Pubco Assumed Company Warrant shall continue to be governed by the same terms and conditions as were applicable to the corresponding former Company Warrant in accordance with the Company Warrant Agreement and the Company Supplemental Indenture, except that (A) each Pubco Assumed Company Warrant shall be exercisable for that a number of Pubco Common Shares equal to the product of (1) the number of Company Common Shares subject to the corresponding former Company Warrant and (2) the Company Exchange Ratio, and (B) the per share exercise price for each Pubco Common Share issuable upon exercise of the Pubco Assumed Company Warrant shall be equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (1) the exercise price per Company Common Share of such corresponding former Company Warrant by (2) the Company Exchange Ratio, and the holder thereof shall cease to have any other rights in and to the Company with respect to such Company Warrant.

Pursuant to the Business Combination Agreement and the Plan of Arrangement, at the Company Amalgamation Effective Time, the Company Convertible Debenture shall survive the Company Amalgamation in accordance with the terms thereof (subject to the conversion rights of the holder set forth therein).

Notwithstanding any provision of the Business Combination Agreement to the contrary and to the extent available under the BCBCA, any Company Common Shares that are outstanding immediately prior to the Company Amalgamation Effective Time and that are held by shareholders who have not voted in favor of the Arrangement nor consented thereto in writing and who have given a notice of election to dissent pursuant to Section 242 of the BCBCA and otherwise complied with all of the provisions of the BCBCA relevant to the exercise and perfection of dissenters’ rights with respect to such Company Common Shares (the “Dissenting Shares”) shall not be exchanged for, and any such shareholder shall have no right to receive, any Arrangement Consideration Shares pursuant to the Business Combination, and any holder of Dissenting Shares shall cease to have any of the rights as a shareholder of the Company save for the right to be paid fair value for such holder’s Dissenting Shares in accordance with the Plan of Arrangement. Any shareholder who prior to the Company Amalgamation Effective Time fails to perfect or validly withdraws a notice of election to dissent or otherwise loses his, her or its rights to payment for their Company Common Shares pursuant to Section 245 of the BCBCA shall be treated in the same manner as a shareholder who did not give a notice of election to dissent pursuant to Section 242 of the BCBCA.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things and as applicable: corporate organization; authorization to enter into the Business Combination Agreement; capitalization; no conflicts; financial statements; undisclosed liabilities; litigation; compliance with laws; material contracts; company benefit plans; labor matters; taxes; insurance; permits; property; intellectual property, data privacy and security; environmental matters; absence of changes; brokers; transactions with affiliates; required filings and consents; governmental approvals; and related party transactions.

Covenants

The Business Combination Agreement contains certain customary covenants for transactions of this type by the parties, as applicable. Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement also contains certain customary and other covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms, including, among others and as applicable, covenants regarding: the operations of the businesses of each of Plum and the Company prior to consummation of the Business Combination; trust account waiver and proceeds; financial information; related party transactions; public filings and securities and stock exchange listing of the Pubco Common Shares; and Section 16 matters.

The Business Combination Agreement also contains joint covenants by all parties including, among others, covenants regarding: regulatory approvals and other filings, including with respect to the Interim Order and the Final Order; the preparation and filing of the Proxy/Registration Statement; Plum shareholder approval; Company shareholder approval; efforts to consummate the Business Combination; tax matters; shareholder litigation; acquisition proposals; confidentiality; access to information; publicity; further assurances; director and officer indemnification and insurance; delisting of the Company’s shares from the OTC and TSXV markets and deregistration of certain securities; and the PIPE Investment.

Survival and Indemnification

None of the representations, warranties, and covenants of the parties contained in the Business Combination Agreement will survive the Closing (other than covenants that by their terms expressly apply in whole or in part after the Closing), and no claims for indemnification may be made with respect thereto after the Closing.

Conditions to Consummation of the Business Combination

Consummation of the Transactions is subject to customary conditions of the respective parties, including (a) receipt of the requisite approval for the Business Combination from Plum’s shareholders and the Company’s shareholders; (b) each of the Interim Order and Final Order having been granted in form and substance satisfactory to the parties and not set aside or modified in a manner unacceptable to the parties; (c) receipt of all applicable Regulatory Approvals; (d) the effectiveness of the Proxy/Registration Statement and the absence of a stop order being issued or the threat or initiation of stop order by the SEC; (e) the absence of any law or governmental order, threatened or pending, preventing the consummation of the Business Combination; (f) the approval of the Pubco Common Shares and the Pubco Warrants being issued in connection with the Business Combination for listing on the Nasdaq Stock Market; (g) the exemption of the distribution of the Pubco Common Shares from the prospectus and registration requirements of applicable securities Laws in Canada; and (h) after giving effect to any SPAC Share Redemptions, Pubco having at least $5,000,001 of net tangible assets.

In addition, unless waived by Plum, Pubco, and Amalco, the obligations of Plum, Pubco, and Amalco to consummate the Transactions are subject to the satisfaction of the following closing conditions, amongst others: (i) the representations and warranties of the Company being true and correct on and as of the Closing (subject, in certain cases, to certain materiality or Material Adverse Effect qualifications); (ii) the Company having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with by it on or prior the date of the Closing; (iii) the absence of any Company Material Adverse Effect since the date of the Business Combination Agreement which is continuing ; and (iv) the Company having delivered or caused to be delivered certain deliverables under the Business Combination Agreement.

Unless waived by Company, the obligations of the Company to consummate the Transactions are subject to the satisfaction of the following closing conditions, amongst others: (i) the representations and warranties of Pubco, Plum, and Amalco being true and correct on and as of the Closing (subject, in certain cases, to certain materiality or Material Adverse Effect qualifications); (ii) each of Pubco, Plum, and Amalco having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with by it on or prior the date of the Closing; (iii) the absence of any SPAC Material Adverse Effect since the date of the Business Combination Agreement which is continuing;(iv) the deposit of a number of Pubco Common Shares in escrow pursuant to the Plan of Arrangement; and (v) the Company having delivered or caused to be delivered certain deliverables under the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (a) by mutual written consent of the Company and Plum; (b) by either the Company or Plum if the Closing shall not have occurred by the Agreement End Date; (c) by either the Company or Plum if any Governmental Authority shall have issued an order or taken any other action that has become final and non-appealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions; (d) by the Company if, prior to obtaining the required approvals from Plum’s shareholders, there has been a modification in the recommendation of the board of directors of Plum relating to the Business Combination; (e) by Plum if, prior to obtaining the required approvals from the Company’s shareholders, there has been a modification in the recommendation of the board of directors of the Company relating to the Business Combination; (f) by either the Company or Plum if (i) the required approvals from Plum’s shareholders are not obtained after the conclusion of a meeting of Plum’s shareholders duty convened therefore, or (ii) the required approvals from the Company’s shareholders are not obtained after the conclusion of a meeting of the Company’s shareholders duly convened therefor; (g) by the Company at any time prior to receipt of required approvals from the Company’s shareholders in connection with a Company Superior Proposal or a Company Intervening Event; (h) by the Company if evidence of approval of the holders of common shares of Pubco and Amalco has not been delivered to the Company within 24 hours following the execution of the Business Combination Agreement; (j) by Plum if there is any breach of any representation, warranty, covenant, obligation or agreement of the Company such that any of the conditions to the obligations of Plum would not be satisfied prior to Closing and which remains uncured, provided that Plum is not then in material breach of the Business Combination Agreement; and (k) by the Company if there is any breach of any representation, warranty, covenant, obligation or agreement of Plum such that any of the conditions to the obligations of Plum would not be satisfied prior to Closing and which remains uncured, provided that the Company is not then in material breach of the Business Combination Agreement.

If the Business Combination Agreement is validly terminated by Plum pursuant to clause (e) above or by the Company pursuant to clause (g) above, then the Company will pay to Plum a termination fee in an amount equal to the sum of (i) $2,000,000 and (ii) the lesser of $2,500,000 and the reasonable and documented third-party, out-of-pocket fees and expenses incurred and payable by or on behalf of Plum in connection with the Transactions. If the Business Combination Agreement is validly terminated by the Company pursuant to clause (d) above, then Plum shall pay to the Company a termination fee in an amount equal to the sum of (i) $2,000,000 and (ii) the lesser of $2,500,000 and the reasonable and documented third-party, out-of-pocket fees and expenses incurred and payable by or on behalf of the Company in connection with the Transactions.

Other Provisions

The Company, on behalf of itself and its affiliates, agreed to a customary waiver or rights to Plum’s trust account in the Business Combination Agreement, subject to the terms set forth therein. The Business Combination Agreement is governed by the laws of the State of New York without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction; provided, however, that the fiduciary duties of the Company’s board of directors and its special committee are governed by the laws of British Columbia, and prior to the Domestication, the fiduciary duties of Plum’s board of directors are governed by the laws of the Cayman Islands.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Plum believes that these schedules do not contain information that is material to an investment or voting decision.

Related Agreements

Company Securityholder Support Agreement

Concurrently with the execution of the Business Combination Agreement, Pubco, Plum, the Company and certain securityholders of the Company entered into a voting and support agreement (the “Company Securityholder Support Agreement”) pursuant to which, among other things, each of such Company securityholders agreed to (a) refrain from transferring any of his, her or its Company Common Shares prior to the Closing, other than in connection with certain permitted transfers described therein, (b) vote his, her or its Company Common Shares in favor of the Transactions at the Company Shareholders Meeting and (c) waive, and not exercise, any Dissent Rights he, she or it may have with respect to the Transactions.

The foregoing description of the Company Securityholder Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Company Securityholder Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, Pubco, Plum, the Company, Mercury Capital, LLC, a Delaware limited liability company and current sponsor of Plum (“Sponsor”), Alpha Partners Technology Merger Sponsor LLC, a Delaware limited liability company and former sponsor of Plum (“Former Sponsor”), and certain other shareholders of Plum (together with Sponsor and Former Sponsor, the “Sponsor Parties”) entered into a voting and support agreement (the “Sponsor Support Agreement”) pursuant to which, among other things, (a) each of the Sponsor Parties agreed to (i) refrain from transferring any of his, her or its shares of Plum prior to the Closing, other than in connection with certain permitted transfers described therein, (ii) vote its shares of Plum in favor of the Transactions at the SPAC Shareholders Meeting, (iii) waive, and not exercise, any rights he, she or it may have to elect to effect a redemption of their shares of Plum in connection with the approval of Plum’s shareholders of the Transactions and (iv) waive, and not enforce, any anti-dilution rights he, she or it may have under Plum’s governing documents in connection with the Transactions, and (b) Sponsor has agreed to transfer certain of its Sponsor Incentive Units to unaffiliated investors in the PIPE Investment and to unaffiliated Plum shareholders who agree to execute non-redemption agreements in connection with the Business Combination, and otherwise to forfeit such Sponsor Incentive Units to SPAC for cancellation for no consideration.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

Pursuant to the Business Combination Agreement, at the Closing, Pubco and each of the Sponsor Parties will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which Pubco (as successor-in-interest to Plum) will provide certain demand and piggyback registration rights to the Sponsor Parties with respect to certain Pubco securities to be received by them in connection with the Transactions.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, the form of which is attached as Exhibit B to the Business Combination Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

PIPE Subscription Agreements

Pubco intends to enter into one or more subscription agreements with certain investors pursuant to which, on the terms and subject to the conditions set forth therein, such investors will purchase Pubco Common Shares concurrently with the Closing (such purchases, the “PIPE Investment”).

Sponsor Parties Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, Pubco, Plum and the Sponsor Parties entered into a Sponsor Parties Lock-Up Agreement (the “Sponsor Parties Lock-Up Agreement”) pursuant to which each Sponsor Party has agreed that certain founder shares (or securities issuable or exchanged for such founder shares in connection with the Business Combination) will be locked up, subject to certain customary transfer exceptions, for a period of six months after the Closing. The lock-up is subject to early release if either (A) after the Closing, Pubco consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Pubco’s stockholders having the right to exchange their equity holdings in Pubco for cash, securities or other property or (B) the closing price of Pubco Common Shares exceeds certain stock price thresholds for a period of 20 trading days within any 30 trading day period commencing after the Closing, with one-third of such locked-up securities being released at a stock price threshold of $15.00, one-third of such locked-up securities being released at a stock price threshold of $20.00, and the remaining one-third of such locked-up securities being released at a stock price threshold of $25.00. Furthermore, each private placement unit and certain other securities of Plum (or securities issuable or exchanged for such securities in connection with the Business Combination) held by any of the Sponsor Parties will be locked up for 30 days after the completion of the Business Combination. The parties also agreed to refrain from transferring any of such securities prior to the Closing, other than in connection with certain permitted transfers described therein, and to vote such securities in favor of the Business Combination.

The foregoing description of the Sponsor Parties Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Parties Lock-Up Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On August 23, 2024, the Company and Plum each posted an investor presentation to its website. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On August 23, 2024, the Company and Plum issued a joint press release announcing the signing of the Business Combination Agreement. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities, nor will it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the Business Combination, the parties will prepare, and Pubco intends to file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form F-4 (the “Registration Statement”). The Registration Statement will contain a preliminary proxy statement/prospectus of Pubco, and after the Registration Statement is declared effective, Plum will mail the Registration Statement containing a definitive proxy statement/prospectus relating to the Business Combination to its shareholders and the Company will prepare and mail an information circular relating to the Business Combination to its shareholders. This Presentation does not contain all of the information that should be considered concerning the Business Combination and is not a substitute for any proxy statement, registration statement, proxy statement/prospectus, information circular or other documents Plum, Pubco or the Company may file with the SEC or the Canadian Securities Administrators (the “CSA”) from time to time in connection with the Business Combination. INVESTORS AND SECURITY HOLDERS IN THE COMPANY AND PLUM AND ALL OTHER INTERESTED PARTIES ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT, AND OTHER DOCUMENTS FILED BY THE COMPANY, PUBCO OR PLUM WITH THE SEC OR THE CSA IN CONNECTION WITH THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders in the Company and Plum and all other interested parties will be able to obtain free copies of the Registration Statement and other documents filed by the Company, Pubco or Plum with the SEC through the website maintained by the SEC at www.sec.gov and with the CSA through SEDAR+ at www.sedarplus.ca.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

Plum, Pubco and the Company, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the Business Combination. Information about the directors and executive officers of Plum can be found in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on July 1, 2024. Information about the directors and executive officers of the Company can be found in its Management Information Circular dated October 26, 2023, which was filed with the CSA on November 11, 2023. Information regarding the persons who may, under the rules of the SEC or the CSA, be deemed participants in the solicitation of proxies in connection with the Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials when they are filed with the SEC or the CSA. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (a) a solicitation of a proxy, consent, vote, approval or authorization with respect to any securities or in respect of the Business Combination, (b) an offer to sell, the solicitation of an offer to buy any securities or a recommendation to purchase any securities or (c) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “potential,” “predict,” “may,” “might,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions and each of their respective negative forms.

These forward-looking statements include, but are not limited to, statements regarding the Company’s business; the expected timing of the completion or benefits of the Business Combination or the likelihood or ability of the Parties to successfully complete the Business Combination; expectations with respect to future operating and financial results for Pubco and the Company; and the expected ownership structure of Pubco. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of the Company’s and Plum’s management, and are not predictions of actual performance or results. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and are subject to inherent risks and uncertainties that may cause Plum’s, Pubco’s or the Company’s activities or results to differ significantly from those expressed in any forward-looking statement, including: (a) changes in domestic and foreign business, market, financial, political and legal conditions; (b) the likelihood of completion of the Business Combination, including the risk that the Business Combination may not close due to one or more closing conditions set forth in the definitive written agreement providing for the Business Combination not being satisfied or waived on a timely basis or otherwise, or that the required approvals of the shareholders of the parties, or any applicable regulatory approvals, may not be obtained; (c) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Plum’s or the Company’s securities; (d) the outcome of any legal proceedings that may be instituted against the parties, or any of their respective directors or executive officers, following the announcement of the Business Combination; (e) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining applicable regulatory approvals for the Business Combination; (f) failure to realize the anticipated benefits of the Business Combination; (g) the potential inability to consummate any PIPE financing on terms or in amounts satisfactory to the parties; (h) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive written agreement providing for the Business Combination; (i) the ability of Pubco to meet stock exchange listing standards following the consummation of the Business Combination; (j) the ability of the Company and Plum to meet stock exchange listing standards prior to the completion of the Business Combination; (k) the effect of the announcement or pendency of the Business Combination on the market price of securities, business relationships, operating results, current plans and operations of Plum or the Company; (l) risks related to the rollout of the Company’s business and the timing of expected business milestones; (m) the effects of competition of the Business Combination on the Company’s or Pubco’s business and operations; (n) supply shortages in the materials necessary for the Company’s business; (o) delays in construction and operation of facilities; (p) the amount of redemption requests made by the Company’s public shareholders; (q) changes in applicable laws or regulations; (r) risks relating to the viability of the Company’s growth strategy, including related capabilities and ability to execute on its business strategy; (s) the Parties’ estimates of growth and projected financial results and meeting or satisfying the underlying assumptions with respect thereto; (t) the possibility that the Parties may be adversely affected by other economic, business, and/or competitive factors, or adverse macroeconomic conditions, including inflation, supply chain delays and increased interest rates; (u) the potential disruption of the Company’s management’s time from ongoing business operations due to the Business Combination; (v) the potential occurrence of a materially adverse change with respect to the financial position, performance, operations or prospects of Plum or the Company; (w) costs related to the Business Combination; and (x) other risks and uncertainties described from time to time in filings by the parties with the SEC or the CSA, or otherwise made available to interested parties in connection with the Business Combination.

The foregoing list is not exhaustive, and new risks may emerge from time to time. If any of these risks materialize or the Parties’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this report. There may be additional risks that neither Plum nor the Company presently know or that Plum and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Plum’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed by the Company from time to time with the SEC and by the Company from time to time with the CSA. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Plum and the Company assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither Plum nor the Company gives any assurance that Pubco or the Company will achieve its expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Business Combination Agreement, dated August 22, 2024, by and among Plum Acquisition Corp. III, Plum III Amalco Corp., Plum III Merger Corp., and Tactical Resources Corp.
10.1*	Company Securityholder Support Agreement, dated August 22, 2024 by and among Plum III Merger Corp., Plum Acquisition Corp. III, Tactical Resources Corp. and certain securityholders of Tactical Resources Corp.
10.2*	Sponsor Support Agreement, dated August 22, 2024, by and among Plum III Merger Corp., Plum Acquisition Corp. III, Tactical Resources Corp., Mercury Capital, LLC, Alpha Partners Technology Merger Sponsor LLC, and certain other shareholders of Plum Acquisition Corp. III.
10.3	Sponsor Parties Lock-Up Agreement, dated August 22, 2024, by and among Plum III Merger Corp., Plum Acquisition Corp. III, Mercury Capital, LLC, Alpha Partners Technology Merger Sponsor LLC, and Kanishka Roy.
99.1	Investor Presentation, dated August 23, 2024.
99.2	Press Release, dated August 23, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLUM ACQUISITION CORP. III
Dated: August 23, 2024
	By:	/s/ Kanishka Roy
		Name:	Kanishka Roy
		Title:	President and President and Chief Executive Officer